UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 21, 2006

                          Willis Group Holdings Limited
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Bermuda
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                 (State or Other Jurisdiction of Incorporation)

        001-16503                                  98-0352587
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(Commission File Number)                (IRS Employer Identification No.)

                            c/o Willis Group Limited
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                               Ten Trinity Square
                            London EC3P 3AX, England
                    (Address of Principal Executive Offices)

                               (44) (20) 7488-8111
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02 Appointment of Principal Officer


(d) Willis Group Holdings Limited (the "Company") has announced the appointment of Anna Cheng Catalano, a recognized figure in the global petroleum industry, to its Board of Directors effective July 21, 2006. Ms. Catalano will serve on the Board's Corporate Governance and Nominating Committee.

During a career spanning over 20 years with Amoco Corporation and subsequently BP plc, Ms. Catalano held a variety of U.S. and global positions including sales operations, technical R&D, strategic planning, marketing, international business development, and general management. Ms. Catalano holds a B.S. degree in Business Administration from the University of Illinois, Champaign-Urbana. She currently serves on the Boards of Directors of SSL International, plc. and Hercules Incorporated. She is also a member of the Board of Directors of the Gulf Coast Juvenile Diabetes Research Foundation.

Pursuant to the Company's standard director compensation policy for non-employee directors, Ms. Catalano will receive directors' fees of $75,000 per annum and options to purchase 30,000 of the Company's shares of common stock, at an exercise price equal to the closing price of the Company's shares as quoted on the NYSE on the date of grant, which vest in five equal installments from the first anniversary of grant and are exercisable until the tenth anniversary of grant. Each non-employee director is entitled to defer receipt of their fees in accordance with the Company's non-employee Directors' Deferred Compensation Plan.

A copy of the press release announcing Ms. Catalano's appointment to the Board of Directors is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.        Financial Statements and Exhibits.

         99.1     Press Release of Willis dated July 21, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WILLIS GROUP HOLDINGS LIMITED


Date: July 26, 2006                By:  /s/ Eric R. Dinallo
                                        ---------------------
                                  Name: Eric R. Dinallo
                                 Title: Group General Counsel